Designated Filer: Warburg Pincus & Co.

Issuer & Ticker Symbol: Hana Biosciences, Inc. (HNAB)

Date of Event Requiring Statement: June 7, 2010

Exhibit 99.2 - Joint Filer Information

Joint Filers:

1.	Name:	Warburg Pincus Private Equity X, L.P.
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

2.	Name:	Warburg Pincus X Partners, L.P.
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

3.	Name:	Warburg Pincus X, L.P.
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

4.	Name:	Warburg Pincus X LLC
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

5.	Name:	Warburg Pincus Partners, LLC
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

6.	Name:	Warburg Pincus LLC
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

7.	Name:	Charles R. Kaye
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

8.	Name:	Joseph P. Landy
Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017